Exhibit 10.1
SUBSCRIPTION AGREEMENT

ARABELLA EXPLORATION, INC.

SUBSCRIPTION AGREEMENT (this “Agreement”) between Arabella Exploration, Inc., a Cayman Islands corporation (the “Company”), and the undersigned investor (the “Subscriber”).

WHEREAS, the Company is offering (the “Offering”) in a private placement ordinary shares, $.001 par value per share ( the “Shares”) for a purchase price of $10.50 per share; and

WHEREAS, the Shares are entitled to registration rights on the terms set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1           Subscription for Shares.  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price equal to $10.50 per Share and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company’s right to sell to the Subscriber such lesser number of Shares as the Company may, in its sole discretion, deem necessary or desirable.  The purchase price is payable by certified or bank check made payable to the Company or by wire transfer of funds, contemporaneously with the execution and delivery of this Agreement.

1.2           Irrevocability of Subscription. Except as required under law, subsequent to delivery of the subscription funds and an executed copy of this Subscription Agreement to the Company by the Subscriber, this subscription shall be irrevocable by the Subscriber.  The Subscriber acknowledges that the Company will incur certain costs and undertake other actions in reliance on such irrevocability.

1.3           Reliance on Exemptions.  The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because of the Company’s representations that this is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and state securities laws.  The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

1.4           Investment Purpose.  The Subscriber represents that the Shares are being purchased for his, her or its (“its”) own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act.  The Subscriber agrees that it will not sell or otherwise transfer the unless they are registered under the 1933 Act or unless an exemption from such registration is available.

1.5           Accredited Investor.  The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Shares.  The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

1.6           Risk of Investment.  The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that:  (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) transferability of the Shares is extremely limited.

1.7           Information.  The Subscriber acknowledges careful review of this Agreement and the Company’s publicly available filings made with the SEC (the “SEC Filings”), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of the Offering, and any additional information which it has requested.

1.8           No Representations.  The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying on any information other than that contained in the SEC Filings and the results of independent investigation by the Subscriber.

1.9           Tax Consequences.  The Subscriber acknowledges that the Offering may involve tax consequences and the Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

1.10         Lock-Up Agreement. The Subscriber hereby agrees that, without the prior consent of the Company, the Subscriber will not sell, transfer or otherwise dispose of the Shares for such period of time (not to exceed 180 days) following the date of this Agreement.

1.11         Transfer or Resale.  The Subscriber acknowledges that Rule 144 (the “Rule”) promulgated under the 1933 Act requires, among other conditions, a six-month to one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act.  The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability.  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Shares under the 1933 Act, with the exception of certain registration rights covering the resale of the Shares set forth in Article IV herein.  The Subscriber consents that the Company will permit the transfer of the Shares out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” laws.

1.12         Legends. The Subscriber understands that the certificates representing the Shares, until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

1.13         No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

1.14         Address.  The Subscriber hereby represents that the address furnished by the Subscriber at the end of this Agreement is its principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

II.	REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

2.1           Organization and Qualification.  The Company is a corporation organized, existing and in good standing under the laws of the Cayman Islands and has the corporate power to conduct the business which it conducts and proposes to conduct.

2.2           Authorization; Validity.  The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Shares have been duly taken and approved.  The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their terms

2.3           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, or arbitrator pending or, to the knowledge of the Company, threatened against the Company or any of the Company’s officers or directors in their capacities as such.

III.	TERMS OF SUBSCRIPTION

3.1           Closing.  The closing of the purchase and sale of the Shares shall take place at the offices of counsel to the Company, Loeb & Loeb, 345 Park Avenue, New York, New York 10154, on such date as the parties shall mutually agree.

3.2           Certificates.  The Subscriber hereby authorizes and directs the Company to deliver the Shares to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated in writing by the Subscriber.

3.3           Return of Funds.  The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

IV.	REGISTRATION RIGHTS

4.1           “Piggyback” Registration Rights.  The Company hereby agrees with the holders of the Shares or their transferees (collectively, the “Holders”) that at any time following the date hereof, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the 1933 Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Shares.  Upon the written request from any Holders (the “Requesting Holders”), within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Shares covered by such request (the “Requested Stock”) held by the Requesting Holders to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration.  If any registration pursuant to this Section 4.1 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.  In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Shares not being sold.  If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter.  To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the Holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.  The Company’s obligation under this Section 4.1 shall not apply to Shares held by a Holder after the earlier of (a) the date that the Shares held by a Holder have been sold pursuant to Rule 144 under the 1933 Act (“Rule 144”) or an effective registration statement, or (b) such time as the Shares held by a Holder are eligible for immediate resale pursuant to Rule 144.

4.2           Registration Procedures.  To the extent required by Section 4.1, the Company will:

(a)       prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for not less than 180 days;

(b)      prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

(c)       furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(d)      use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e)       notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f)       prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of ordinary shares by such Holders;

(g)      prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(h)      advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Shares, including completion of customary questionnaires. Failure to do so may result in exclusion of such Holders’ Shares from the registration statement.

4.3           Expenses.

(a)      With respect to the any registration required pursuant to Section 4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of any underwriting discount and commissions and transfer taxes.

(b)      The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and FINRA fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.3(a) above).  Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

4.4           Indemnification.

(a)      The Company will indemnify and hold harmless each Holder of Shares which are included in a registration statement pursuant to the provisions of Sections 4.1 and 4.2 hereof, its directors and officers, and any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(b)      Each Holder of Shares included in a registration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

(c)      Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Section except to the extent the defense of the claim is prejudiced.  In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided that there shall be no more than one such separate counsel.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

V.	MISCELLANEOUS

5.1           Notice.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Arabella Exploration, Inc.
500 W. Texas Avenue
Suite 1450
Midland, Texas 79701
Email: terry.sanford@arabellaexploration.com
Attention:  Chief Financial Officer

If to the Subscriber, to its address and facsimile number set forth at the end of this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

5.2           Entire Agreement; Amendment.  This Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Shares then outstanding (the “Required Holders”).  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

5.3           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

5.4           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.5           Successors And Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, except by merger or consolidation.  The Subscriber may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

5.6           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.7           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.8           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.9           Legal Representation.  The Subscriber acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Agreement by Loeb & Loeb LLP; (c) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

5.10         Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year given below.

____________________________________________ Signature of Subscriber
____________________________________________ Name of Subscriber Jason Hoisager
____________________________________________ Address of Subscriber
____________________________________________ Social Security or Taxpayer Identification Number of Subscriber
____________________________________________ Number of Shares Subscribed For

Subscription Accepted:
Arabella Exploration, Inc.
By: ____________________________________________ Name: Terry Sanford Title: Chief Financial Officer

[Signature page to Subscription Agreement]